CORPORATE PRESENTATION August 2022 Exhibit 99.2

FORWARD-LOOKING STATEMENTS This presentation contains “forward-looking statements” within the meaning of the federal securities laws, which statements are subject to substantial risks and uncertainties and are based on estimates and assumptions. All statements, other than statements of historical fact included in this presentation, including statements concerning our plans, objectives, goals, strategies, future events, plans or intentions relating to product candidates, estimates of market size, the anticipated timing, design and conduct of our planned pre-clinical and clinical trials, the anticipated timing for pre-clinical and clinical data, the development of our product candidates, the potential clinical benefits of our product candidates, including efficacy and safety benefits, the potential benefits of strategic partnerships and licensing arrangements and our intent to enter into any strategic partnerships or licensing arrangements, the timing and likelihood of success, plans and objectives of management for future operations and future results of anticipated product development efforts, are forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “may,” “might,” “will,” “objective,” “intend,” “should,” “could,” “can,” “would,” “expect,” “believe,” “design,” “estimate,” “predict,” “potential,” “plan” or the negative of these terms, and similar expressions intended to identify forward-looking statements. These statements involve known and unknown risks, uncertainties and other factors that could cause our actual results to differ materially from the forward-looking statements expressed or implied in this presentation, including difficulties in managing changes to our organization due to our strategic transformation; competition from third parties with respect to our product candidates; risks related to the supply and manufacturing of and complexity of components in our devices; whether we will be able to develop our precision medicine products, and, if developed, that such product candidates will be authorized for marketing by regulatory authorities, or will be commercially successful; and those described in “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2021, and elsewhere in such filing and in other subsequent disclosure documents, including our Quarterly Reports on Form 10-Q, filed with the U.S. Securities and Exchange Commission. We cannot assure you that we will realize the results, benefits or developments that we expect or anticipate or, even if substantially realized, that they will result in the consequences or affect us or our business in the way expected. Forward-looking statements are not historical facts and reflect our current views with respect to future events. Given the significant uncertainties, you should evaluate all forward-looking statements made in this presentation in the context of these risks and uncertainties and not place undue reliance on these forward-looking statements as predictions of future events. All forward-looking statements in this presentation apply only as of the date made and are expressly qualified in their entirety by the cautionary statements included in this presentation. We disclaim any intent to publicly update or revise any forward-looking statements to reflect subsequent events or circumstances, except as required by law. Industry and Market Data: We obtained the industry, market, and competitive position data used throughout this presentation from our own internal estimates and research, as well as from industry and general publications, and research, surveys, and studies conducted by third parties. Internal estimates are derived from publicly available information released by industry analysts and third-party sources, our internal research and our industry experience, and are based on assumptions made by us based on such data and our knowledge of the industry and market, which we believe to be reasonable. In addition, while we believe the industry, market, and competitive position data included in this prospectus is reliable and based on reasonable assumptions, we have not independently verified any third-party information, and all such data involve risks and uncertainties and are subject to change based on various factors. These and other factors could cause results to differ materially from those expressed in the estimates made by the independent parties and by us.

ABOUT BIORA THERAPEUTICS Our mission is to reimagine therapeutics and their delivery TARGETED ORAL DELIVERY OF BIOTHERAPEUTICS Treatment at the site of disease in the GI tract could improve outcomes for patients with inflammatory bowel disease SYSTEMIC ORAL DELIVERY OF BIOTHERAPEUTICS Ingestible technology designed to enable needle-free, systemic delivery of large molecules for improved management of chronic diseases Innovating smart capsule technologies to deliver the right dose to the right place, safely

THERAPEUTIC PIPELINE PROGRAM PROGRAM INDICATION DESIGN/FEASIBILITY PRECLINICAL CLINICAL TARGETED THERAPEUTICS DDS Device -- PGN-600 Tofacitinib + Device UC PGN-001 Adalimumab + Device UC SYSTEMIC THERAPEUTICS OBDS Device -- PGN-OB2 GLP-1 agonist + Device Diabetes PGN-OB1 Adalimumab variant + Device Autoimmune Ionis Collaboration Antisense therapy + Device Undisclosed Large Pharma 1 Collaboration Undisclosed drug + Device Undisclosed Large Pharma 2 Collaboration Undisclosed drug + Device Undisclosed

TARGETED THERAPEUTICS

ULCERATIVE COLITIS: THE TREATMENT GAP Despite therapeutics targeting different pathways, few patients achieve long-term remission Alsoud D, Verstockt B, Fiocchi C, Vermeire S. Breaking the therapeutic ceiling in drug development in ulcerative colitis. Lancet Gastroenterol Hepatol. 2021;6(7):589-595. Hirten RP, Sands BE. New Therapeutics for Ulcerative Colitis. Annu Rev Med. 2021;72:199-213. Shivashankar R, Tremaine WJ, Harmsen WS, Loftus EV Jr. Incidence and Prevalence of Crohn's Disease and Ulcerative Colitis in Olmsted County, Minnesota From 1970 Through 2010. Clin Gastroenterol Hepatol. 2017;15(6):857-863. Inflammatory bowel disease (IBD) includes Crohn’s disease and ulcerative colitis (UC) UC causes inflammation and damage to the large intestine About 1 million people in the U.S. are affected with UC, and ~40,000 cases are diagnosed each year3 ABOUT ULCERATIVE COLITIS Treatment begins with 2-3 months of drug therapy to reach therapeutic levels 15-30% of patients achieve remission of symptoms after induction with any drug therapy1,2 UC TREATMENT CYCLE Patients undergo induction (2-3 months) with different drug Efficacy rate decreases with successive rounds of therapy1 60% of patients in remission relapse within 12 months2 INDUCTION TRIAL INDUCTION TRIAL RELAPSE NO RESPONSE MAINTENANCE Patients in remission continue drug therapy to prevent relapse

UNMET NEED IN ULCERATIVE COLITIS Targeted delivery could enable rapid induction and improve patient response THERAPEUTIC CHALLENGES POTENTIAL SOLUTION Systemic toxicity issues may limit daily dosage of UC drugs Reduced systemic uptake is designed to reduce toxicity and adverse events Difficulty of achieving sufficient drug levels at site of disease 1 Targeted delivery is designed to increase drug levels at the site of disease, which is correlated with improved outcomes1 2 Combination therapy is limited by toxicity 3 Reduced toxicity could enable combination therapy2 TARGETED THERAPEUTICS Research in partnership with: Verstockt B, Alsoud D, van Oostrom J, et al. Tofacitinib tissue exposure correlates with endoscopic outcome. Poster presented at: 17th Congress of the European Crohn’s and Colitis Organisation (ECCO), February 18, 2022, virtual. van Oostrom J, Verstockt B, Hanzel J, et al. Pharmacokinetic stratification of cytokine profiles during anti-TNF induction treatment in moderate-to-severe ulcerative colitis. Poster presented at: 17th Congress of the European Crohn’s and Colitis Organisation (ECCO), February 18, 2022, virtual.

RESEARCH DATA SUPPORTS TARGETED APPROACH Tissue drug concentration correlates with endoscopic outcomes in UC Verstockt B, Alsoud D, van Oostrom J, et al. Tofacitinib tissue exposure correlates with endoscopic outcome. Poster presented at: 17th Congress of the European Crohn’s and Colitis Organisation (ECCO), February 18, 2022, virtual. RESULTS 30 consecutive UC patients with active endoscopic disease initiated treatment with tofacitinib and prospectively monitored median tissue exposure Responders Non-responders IC90 P= 0.04 TOFACITINIB TISSUE EXPOSURE EXCEEDED IC90 IN RESPONDERS Research presented at ECCO 2022 and DDW 2022 in collaboration with: Tofacitinib tissue exposure at the end of induction was associated with endoscopic improvement by week 16 (p=0.04) In responders (n=14), median tofacitinib tissue exposure exceeded IC90

TARGETED THERAPEUTIC DELIVERY FOR IBD Needle-free, oral drug delivery to the colon ORAL ADMINISTRATION Convenient oral capsule the size of a fish oil pill TARGETED THERAPEUTICS 1. Biora Therapeutics internal data AUTONOMOUS LOCATION Proprietary autolocation in the GI tract for accurate drug delivery regardless of fasted or fed state1 TARGETED DRUG DELIVERY Method designed to coat the length of the colon with liquid formulation, minimizing systemic uptake

DEVICE FUNCTION STUDIES Demonstrated accurate localization and delivery to colon Biora Therapeutics internal data ACCURATE LOCALIZATION AND DELIVERY TO HUMAN COLON Clinical device validation for localization and delivery function using scintigraphic imaging in normal, healthy volunteers Achieved distribution across the entire colon TARGETED THERAPEUTICS ACCURATE DELIVERY TO COLON IN CANINES Pharmacokinetic data from two marker drugs administered in canine model Successful delivery to colon via DDS No early release of drug No drug absorption in upper GI tract

Biora Therapeutics internal data DEVICE FUNCTION STUDIES Three successful human studies show device functions with and without food, and in active UC patients TARGETED THERAPEUTICS PM-601 Device Function Study in Healthy Volunteers – Fasted State PM-611 Device Function Study in Healthy Volunteers – Fasted and Fed PM-602 Device Function Study in Patients with Active UC 83% of devices accurately identified entry into the colon (10/12) Achieved distribution of payload across the entire colon No early deployment before colon detection Presenting data at upcoming conference 100% of analyzed devices indicated entry to the colon, activation, and deployment, and were unaffected by food (39/39) No failure modes observed in the analyzed devices No serious adverse events reported 100% of devices accurately identified entry into the colon, triggered release of a liquid payload, and achieved distribution across the entire colon (7/7) Device was well tolerated and performed as intended in active ulcerative colitis patients Presenting data at upcoming conference

PGN-600 PRECLINICAL TOX STUDY RESULTS Reduced systemic uptake, better PK effect and coverage Biora Therapeutics internal data RESULTS Non-GLP tox study; 7 days/QD in canine model compared PGN-600 (tofacitinib 10mg liquid formulation delivered via DDS capsule) vs. standard oral tablet (tofacitinib 10mg) Reduced drug levels in blood vs. standard oral tablet Tissue drug levels at average ~100X higher along the length of the colon vs. standard oral tablet Data suggest that a dose lower than the standard 10mg tofacitinib may provide increased tissue levels while reducing systemic exposure TARGETED THERAPEUTICS PLASMA LEVEL CMAX 5X LOWER COLON TISSUE COVERAGE ~100X HIGHER

PGN-600 (TOFACITINIB + DDS DEVICE) Clinical Development Plan Q4 2022 Q1 2023 Q2 2023 Q3 2023 Q4 2023 14-DAY GLP TOX STUDY 56-DAY GLP TOX STUDY TARGETED THERAPEUTICS INTERIM DATA Preclinical / IND enabling Clinical FINAL DATA 2 weeks/QD 8 weeks/QD Design: SAD/MAD Primary endpoint Safety & tolerability Key secondary endpoints PK/PD Design: randomized vs. placebo Primary endpoint Remission after 8 weeks in moderate to severe UC patients Key secondary endpoints Safety & tolerability PK/PD PHASE 2 IN UC PATIENTS PHASE 1 IN HEALTHY VOLUNTEERS

PHASE 1: SINGLE AND MULTIPLE ASCENDING DOSE STUDIES Evaluate safety, tolerability, pharmacokinetics and pharmacodynamics of PGN-600 in healthy volunteers SAD 24 subjects MAD 24 subjects D7 Blood Stool D1 Blood Stool D2 Blood Stool D3 Blood Stool PGN-600 Baseline D1 Blood Stool D2 Blood Stool D3 Blood Stool D7 Blood & Tissue Stool Placebo or PGN-600 7 days/QD Baseline Blood Stool PATIENT POPULATION Normal healthy volunteers Total of 48 subjects (24 SAD and 24 MAD subjects) STUDY DESIGN Randomized, double-blind (participant and site), placebo-controlled study to evaluate the safety, tolerability, and PK/PD of SAD and MAD doses of PGN-600 in healthy subjects OBJECTIVES Demonstrate safety and tolerability of PGN-600, assess PK and PD effects of tofacitinib released from PGN-600 over 8 days in NHV in blood and in tissue. TARGETED THERAPEUTICS N=9 N=3 5mg Placebo N=9 N=3 10mg Placebo N=9 N=3 10mg 7x QD Placebo N=9 N=3 5mg 7x QD Placebo

Source: Evaluate Pharma; GlobalData Global annual sales forecast for ulcerative colitis therapeutics: $7 billion in 20221 >10 FDA-approved drugs for UC ULCERATIVE COLITIS: TREATMENT LANDSCAPE Potential for market-leading efficacy in tofacitinib creates sizeable opportunity Vedolizumab Adalimumab Ustekinumab Infliximab Tofacitinib / Ozanimod* PRE-BIOLOGICS FIRST-LINE BIOLOGIC SECOND-LINE BIOLOGIC THIRD-LINE BIOLOGIC Adalimumab Infliximab Vedolizumab TARGETED THERAPEUTICS *Non-biologic drug therapies

SYSTEMIC THERAPEUTICS

UNMET NEED Needles are associated with poor disease management Frost & Sullivan research commissioned by Rani Therapeutics Holdings, Inc. https://ir.ranitherapeutics.com/static-files/b1f080bf-a860-4136-87cb-d6f7c49c1502 Spain CV, Wright JJ, Hahn RM, Wivel A, Martin AA. Self-reported Barriers to Adherence and Persistence to Treatment With Injectable Medications for Type 2 Diabetes. Clin Ther. 2016;38(7):1653-1664.e1. doi:10.1016/j.clinthera.2016.05.009 of diabetics miss 4+ injections per week1 38 % of patients fail to maintain diabetes treatment due to injection concerns when using an injectable GLP-1 agonist2 42 % higher discontinuation rate for diabetes patients initiating treatment with an injectable GLP-1 agonist vs. those starting oral therapy2 71%

ORAL BIOTHERAPEUTICS DELIVERY SYSTEM Needle-free, oral delivery to small intestine ORAL CAPSULE Convenient oral capsule the size of a multivitamin for ease of swallowing PRECISE DELIVERY Enteric trigger for precise timing of drug delivery to the small intestine NEEDLE-FREE ADMINISTRATION Liquid jet injection to the small intestine to maximize systemic uptake RESEARCH COLLABORATIONS Ionis Large Pharma 1 Large Pharma 2 SYSTEMIC THERAPEUTICS

Biora Therapeutics internal data See also Lee SN, Stork C, Smith J, et al. Assessing the performance of an oral biotherapeutic delivery system (OBDS) using intra-duodenal endoscopy delivery in Yucatan minipigs. Poster presented at: Controlled Release Society Annual Meeting, July 13-14, 2022, Montreal, Canada. Lee SN, Stork C, Smith J, et al. Development of ex-vivo and in-vivo models to assess the performance of an oral biotherapeutic delivery system (OBDS) capsule. Poster presented at: Controlled Release Society Annual Meeting, July 13-14, 2022, Montreal, Canada. PGN-OB1 PRECLINICAL PERFORMANCE Excellent systemic uptake for orally delivered large molecules demonstrated in animal models RESULTS Multiple studies in swine model with endoscopically placed, autonomous device compared to IV administration In multiple studies in swine model, an average of ~22% bioavailability was observed in animals where drug was detected in blood1 SYSTEMIC THERAPEUTICS BIOAVAILABILITY COMPARABLE TO IV Achieved up to 67% bioavailability for a variant of adalimumab1 For comparison, commercially available oral large molecules achieve 1% or less bioavailability Precise and reliable release of payload in small intestine demonstrated in canine studies No issues observed with safety or tolerability of the device

DEVELOPMENT TIMELINE

DEVELOPMENT TIMELINE PROGRAM Q3 2022 Q4 2022 Q1 2023 Q2 2023 Q3 2023 Q4 2023 MILESTONES/CATALYSTS TARGETED THERAPEUTICS Establish device performance in UC patients Preclinical toxicology to support phase 1 and phase 2 study Evaluate the safety & tolerability, PK/PD of PGN-600 subject to FDA review SYSTEMIC THERAPEUTICS Bioavailability of oral delivery of biologics using OBDS; enables human studies Establish device performance in healthy volunteers PM-602 14-Day Tox Clinical Studies Phase 1 Clinical Phase 2 Clinical Preclinical PK Studies 56-Day Tox INTERIM DATA

APPENDIX

TARGETED THERAPEUTICS PUBLICATIONS bioratherapeutics.com/publications Development of targeted therapeutic antibodies for the treatment of inflammatory bowel disease: A proof of concept. Presented at DDW 2019. A comparison of systemic versus targeted anti-TNFα antibody in treatment of colitis induced by adoptive transfer of CD44-/CD62L+ T-cells into RAG2-/- mice recipients. Presented at DDW 2019. Targeted delivery of soluble tofacitinib citrate to the site of inflammation to improve efficacy and safety. Presented at DDW 2021. Development of a novel drug delivery system for treatment of Ulcerative Colitis. Presented at DDW 2021. Development of a Novel Drug Delivery System to Deliver Drugs Directly to the Colonic Mucosa, Resulting in Improved Efficacy and Reduced Systemic Exposure for the Treatment of Ulcerative Colitis. Crohn's & Colitis 360. 2021, 3, 1–5. Tofacitinib tissue exposure correlates with endoscopic outcome. Presented at ECCO 2022 and DDW 2022. Pharmacokinetic stratification of cytokine profiles during anti-TNF induction treatment in moderate-to-severe UC. Presented at ECCO 2022 and DDW 2022. TARGETED THERAPEUTICS

SYSTEMIC THERAPEUTICS PUBLICATIONS bioratherapeutics.com/publications SYSTEMIC THERAPEUTICS Development of ex-vivo and in-vivo models to assess the performance of an oral biotherapeutic delivery system (OBDS) capsule. Poster presented at: Controlled Release Society Annual Meeting, July 13-14, 2022, Montreal, Canada. Assessing the performance of an oral biotherapeutic delivery system (OBDS) using intra-duodenal endoscopy delivery in Yucatan minipigs. Poster presented at: Controlled Release Society Annual Meeting, July 13-14, 2022, Montreal, Canada.

SAMPLING & DIAGNOSTICS 17 patent families covering: GI sample preservation GI analyte detection & quantification systems Complementary diagnostic markers Protein and nucleic acid markers & assays THERAPEUTICS 28 patent families covering: Treatment via ingestible device GI delivery PK/PD profiles GI delivery dosing regimens GI delivery drug combinations Liquid drug formulations DEVICES 37 patent families covering: Device designs, materials, components & manufacturing GI localization Devices for targeted delivery to GI tract Devices for targeted GI sampling systems Devices for jet delivery into GI tissue INTELLECTUAL PROPERTY PORTFOLIO Diverse patent portfolio with 82 distinct patent families1 Approximately 170 issued patents and 170 pending applications in major countries and regions around the world